E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® A NASDAQ Traded Company - Symbol HBNC INVESTOR PRESENTATION | OCTOBER 27, 2021

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Forward-Looking Statements This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in the presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission (the “SEC”), including those described in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2020 and other subsequent filings with the SEC. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance, and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable, and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties, and us. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Non-GAAP Measures Certain non-GAAP financial measures are presented herein. Horizon believes they are useful to investors and provide a greater understanding of Horizon’s business without giving effect to non-recurring costs and non-core items. For each non-GAAP financial measure, we have presented comparable GAAP measures and reconciliations of the non-GAAP measures to those GAAP measures in the Appendix to this presentation. Please see slides 41-52. Important Information 2

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Corporate Overview 3

3Q21 Highlights

Top-line growth

- Stable non-interest income and higher net interest income drive net income growth of 4.0% from 2Q21 and 13.6% from 3Q20

Strong profitability

- EPS $0.52
- ROAE of 12.64%, or 12.58% adjusted*
- Pre-tax, pre-provision net income of $28.2M

Disciplined expense management

- Decreased non-interest expense/average assets to 2.09%, or 2.05% excluding acquisition related expenses
- Decreased efficiency ratio 54.88%, or 56.16% adjusted*

NIM compression tempered by funding costs

- Expected NIM compression from anticipated asset pricing headwinds, partially offset by further reduction in cost of interest bearing liabilities to 0.38% and previously disclosed initiatives to optimize earning asset returns including increasing investment securities to 32.4% of total assets

Contributions from mortgage

- $4.4.M of mortgage related fees and origination volume of $144.3M down 16.6% from second quarter

($000s except per share data)	3Q21	Change % vs. 2Q21	Change % vs. 3Q20
Income Statement			
Net interest income	$46,544	9.2%	7.2%
Non-interest income	$16,044	5.5%	(3.9)%
Reported net income	$23,071	4.0%	13.6%
Diluted EPS	$0.52	4.0%	13.0%
Efficiency ratio	54.88%	(2.85)%	(0.71)%
Return on Average Assets	1.41%	(0.04)%	0.01%
Return on Average Equity	12.64%	(0.05)%	0.56%
Balance Sheet			
Average earning assets	$6,033,088	6.6%	14.9%
Average total loans	$3,524,876	(1.3)%	(12.1)%
Average total deposits	$5,012,522	4.0%	15.7%
Credit Quality			
Allowance for credit losses to total loans	1.55%	(3) bps	16 bps
NPA ratio	0.43%	4 bps	(12) bps
Net charge-offs to avg. loans for the period	0.00%	0 bps	(2) Bps

* Excluding acquisition expenses, credit loss expense on acquired loans and gain on sale of ESOP trustee accounts, net of tax and death benefits on bank owned life insurance; see non-GAAP reconciliations in Appendix.

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HORIZON BANK

Why Horizon?

A High-Performing Operator in Growth Markets

Disciplined operating culture

1.41% ROAA, 12.64% ROAE & 2.09% operating expenses/avg. assets in MRQ
Superior return metrics include GAAP ROAA and ROAE, as well as adjusted 1.40% and 12.58%, respectively

35 branch consolidations over last six years and 10 in 2021
Contributing to sustained tech/digital investments and consistently low expense/assets, efficiency and compensation/ FTE ratios

Compelling value supported by commitment to dividend

151% P/TBV and 9.2x P/E (TTM) with 3.3% dividend yield
Recent HBNC share price presents compelling value, while unbroken 30-year record of quarterly cash dividends to shareholders continued in 2021 with two separate increases bringing the annual dividend amount to 60¢/share, representing a 30.0% payout ratio

Well-established long-term growth goals

18% average asset growth 2016-2020
In line with long-term goals of meaningfully outpacing GDP and industry, ~50/50 growth organic/acquired, and organic growth ≥3x GDP

Very attractive Midwest markets

30 minutes from downtown Chicago
Illinois exodus, Indiana's infrastructure and business-friendly climate, and Indiana and Michigan's major global employers, entrepreneurs and research universities all contribute to favorable economic trends in Horizon markets

Deliberate mix of businesses delivers very strong operational performance

>50% of total loans comprise commercial lending
In-market focus for all lending also includes 92% prime mortgage portfolio and 96% prime consumer portfolio

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Seasoned Management Team



Craig M. Dwight
Chairman & CEO
- 42 Years of Banking Experience
- 22 Years as President or CEO of Bank



James D. "Jim" Neff
President
- 43 Years of Banking Experience
- 3 Years as President
- 20 Years as Senior Mortgage and Retail Credit Officer



Lynn M. Kerber
EVP & Commercial Credit Officer
- 30 Years of Banking Experience
- 3 Years with Horizon as Senior Commercial Credit Officer



Mark E. Secor
EVP & Chief Financial Officer
- 32 Years of Banking & Public Accounting Experience
- 12 Years with Horizon as CFO Executive Vice President of Horizon



Kathie A. DeRuiter
EVP & Senior Operations Officer
- 31 Years of Banking and Operational Experience
- 20 Years as Senior Bank Operations Officer



Dennis J. Kuhn
EVP & Chief Commercial Banking Officer
- 36 Years of Banking Experience
- 11 Years with Horizon, 3 years as Chief Commercial Banking Officer



Todd A. Etzler
EVP & Corporate Secretary & General Counsel
- 29 Years of Corporate Legal Experience and 10 years of General Counsel Experience
- 3 Years as SVP and General Counsel

SEASONED LEADERSHIP

- Executive team has collectively >200 total years' banking experience
- Horizon's middle management team on average has >25 years of banking experience
- Horizon's employees understand the value of work

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® A History of Profitable Growth Extensive and Diligent M&A Expertise Supplements Organic Growth $0.7 $0.8 $0.9 $1.1 $1.2 $1.3 $1.3 $1.4 $1.4 $1.5 $1.8 $1.8 $2.1 $2.7 $3.1 $4.0 $4.2 $5.2 $5.9 $7.5 $5 $7 $7 $7 $7 $8 $9 $9 $10 $13 $20 $20 $18 $21 $24 $33 $53 $67 $68 $66 - 10 20 30 40 50 60 70 80 90 100 - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 Total Assets ($B) Net Income ($M) CAGRs 2002 through September 2021 Total Assets – 13.5% Net Income – 18.8% 7 12 15 Organic Expansions M&A Transactions

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 8 * U.S. Bureau of Economic Analysis, retrieved from FRED, Federal Reserve Bank of St. Louis, fred.stlouisfed.org. Built to Outpace GDP & Industry Over Long-Term Assets Grew 8% ex. PPP During 2020 and are Expected to Remain Stable in 2021 11% 23% 5% 21% 23% 8% 3% 4% 6% 1% 10% 20% -5% 18% 28% 18% 26% 7% 24% 12% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 HBNC Annual Asset Growth, ex. PPP HBNC Annual Asset Growth, w/ PPP GDP Annual Growth* All Commercial Bank Annual Asset Growth* Well-Established Long-Term Goals Meaningfully outpace GDP and industry ~50/50 growth organic/acquired Organic growth of ≥3x GDP growth 2011 - 2020 2016 - 2020 16% average asset growth 4.5x GDP 2.7x banks 18% average asset growth 5.5x GDP 2.9x banks

Diversified & Attractive Footprint



WISCONSIN
Milwaukee
Madison
LAKE MICHIGAN
Chicago
ILLINOIS
Midland
$1.5B IN LOANS
MICHIGAN
Grand Rapids
Lansing
Ann Arbor
Detroit
South Bend
Fort Wayne
Lafayette
INDIANA
$1.9B IN LOANS
OHIO
Louisville
KENTUCKY

Serving the Right Side of Chicago

Headquartered in Michigan City, IN, with 78 locations in attractive markets in Indiana and Michigan

Double commuter track addition to the South Shore train lines supports growth in Northwest Indiana, which offers proximity to Chicago, with lower taxes and cost of living

Major colleges and universities throughout footprint, including Notre Dame University, Purdue University, University of Michigan and Michigan State University

INDIANA	MICHIGAN
9/30/21 Loans: $1.9B	9/30/21 Loans: $1.5B
55% of Loans	45% of Loans

Multiple Revenue Streams Diversifies Risk

Retail Banking	Mortgage Banking
Business Banking	Wealth Management

Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles

Note: Total loan figures for Indiana and Michigan are as of 9/30/21 and do not include Mortgage Warehouse.

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Attractive & Stable Midwest Markets

Top 5 Markets by Deposits

Michigan City, IN / La Porte, IN (Legacy)



$1.3B Deposits
8 Branches

- Significant manufacturing, healthcare, and education industries
- Over $1.5B in public and private investments since 2012
- Double commuter track addition to the South Shore train lines

Indianapolis, IN (Growth)



$687M Deposits
8 Branches

- Greater Indianapolis area exhibits strong growth

Northwest Indiana (Growth)



$609M Deposits
11 Branches

- Double commuter track addition to the South Shore train lines
- High cost of living in Chicago
- Population density of Chicago

Southwest Michigan* (Growth)



$501M Deposits
8 Branches

- Similar culture and economic base to legacy markets in Northern Indiana
- Grand Rapids one of the most attractive markets in the Midwest

Lafayette, IN (Growth)



$330M Deposits
6 Branches

- Purdue University collaborates with contiguous cities of Lafayette and West Lafayette
- Subaru expanding facilities

	Michigan City, IN La Porte, IN	Indianapolis, IN	Northwest Indiana	Southwest Michigan*	Lafayette, IN
Median HHI	$53,255	$65,306	$74,285	$58,856	$59,404
'20 – '25 HHI Growth	6.8%	11.2%	11.5%	11.8%	10.9%
'20 – '25 Pop. Growth	0.12%	3.81%	0.08%	1.02%	3.86%

Source: S&P Global Market Intelligence. Note: Core market demographics reflect MSA data. Deposit data as of 6/30/21.
*Southwest Michigan defined as the MSAs of Niles, Grand Rapids-Kentwood and Kalamazoo-Portage. Demographic data weighted by HBNC deposits.

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Digital Transformation

History of Optimizing and Diversifying Customer Channels

Multi-channel delivery to meet customers needs

- Serving customers through convenient digital and virtual tools, as well as traditional branches
- Efficient utilization of talent and technology to provide customer support
  - Robust network of 46 interactive teller machines (ITMs)
  - Three bank owned and operated Communication Centers supported by branch staff as needed
  - 89% of online chats answered by bots

Ongoing branch rationalization as customers expand use of technology

- Annual branch optimization process that focuses resources on most-profitable locations and those in underserved communities
- 35 branch consolidations over last six years

2021 PROGRESS & IMPACT

- 10 branches consolidated with cost saves to be reinvested in digital initiatives
- Introduced ITMs to newly acquired Michigan branches
- Leveraging upgraded online and mobile deposit account opening capability launched in 2020. 19% of new accounts opened in 2021 via the digital platform
- Online chats increased 300% since inception in September 2020

FUTURE INITIATIVES & OUTLOOK

- 2022 branch optimization process begins in Q2
- Opportunity to introduce new Northern Michigan customers to digital offerings including e-statements and online bill pay

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 62 63 74 73 78 $46 $50 $53 $62 $77 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 - 10 20 30 40 50 60 70 80 90 2017 2018 2019 2020 3Q21 Efficient Branch Network ($ millions) Total Branches Deposits/ Branch 12 48% 44% 57% 73% 76% 30% 40% 50% 60% 70% 80% 90% 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 2017 2018 2019 2020 3Q21 Monthly Transaction Volume Digital Transactions Branch Transactions % Digital Transactions Multi-channel Delivery Enhancing Branch Network Efficiency as We Invest in Tech 1 New Gary, IN branch in 2021, as part of commitment to improving access to financial services to minorities in cities that have been underserved 10 Permanent consolidation of 9 IN branches and 1 in MI on August 27, 2021 14 Acquired 14 MI branches from TCF on September 17, 2021

Productive Use of Capital

Deploying capital through productive acquisitions and to drive organic growth

- Completed acquisition of 14 Michigan branches and associated deposits and loans in 3Q21, adding mass and scale to Horizon's Midland market and extending its footprint into attractive markets in the northern and central regions of Michigan's Lower Peninsula

Longstanding dividend

- 30+ years of uninterrupted quarterly cash dividend
- Horizon increased its quarterly dividend during the first quarter of 2021 by 8.3% to $0.13 per share and by 15.4% to $0.15 per share during the third quarter of 2021, resulting in ninth dividend increase in the last 10 years
- Current implied annualized dividend yield of 3.3% as of September 30, 2021
- Strong cash position at the holding company represents approximately 15 quarters of the current dividend plus fixed costs

Strong share repurchase authority

- 1.45 million shares available for repurchase under current buyback program authorization
- $7.6 million of capital used to repurchase 340,000 shares YTD

FUTURE OUTLOOK

50/50 mix of organic and acquired growth	Targeted dividend payout ratio of 25-35%	Continue stock repurchases	Search for opportunities to leverage capital

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 14 Financial Highlights

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 15 $ M $26.7 $26.9 $24.2 $24.5 $28.2 $19.4 $22.8 $19.7 $22.2 $23.0 $0.45 $0.52 $0.44 $0.50 $0.52 3Q20 4Q20 1Q21 2Q21 3Q21 Adj. Net Income(1) Pre-tax, Pre-provision Income Adj. Net Income Adj. EPS 1.76% 1.91% 1.59% 1.60% 1.60% 3Q20 4Q20 1Q21 2Q21 3Q21 Adj. PTPP ROAA(1) Adj. PTPP ROAA $41.9 $45.0 $41.0 $42.5 $45.7 3.27% 3.44% 3.17% 3.13% 3.12% 3Q20 4Q20 1Q21 2Q21 3Q21 Adj. Net Interest Income(1) Adj. Net Interest Income Adj. NIM $ M (1) Footnote Index included in Appendix (see slides 41-52 for non-GAAP reconciliation) 1.34% 1.56% 1.35% 1.46% 1.40% 3Q20 4Q20 1Q21 2Q21 3Q21 Adj. ROAA(1) Adj. ROAA Strong Core Earnings

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 3.45% 3.66% 3.71% 3.63% 3.61% 3.58% 3.60% 3.59% 3.43% 3.46% 3.61% 3.67% 3.49% 3.44% 3.35% 3.27% 3.44% 3.17% 3.13% 3.12% 0.50% 0.48% 0.50% 0.55% 0.63% 0.70% 0.82% 0.93% 1.07% 1.19% 1.13% 1.10% 1.04% 0.95% 0.60% 0.53% 0.45% 0.40% 0.35% 0.30% 0.55% 0.80% 1.05% 1.25% 1.29% 1.53% 1.80% 2.01% 2.28% 2.50% 2.50% 2.30% 1.83% 1.40% 0.25% 0.25% 0.25%0.25% 0.25% 0.25% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Net Interest Margin Adj. NIM (1) Adj. Cost of Core Funds (1) Avg. Fed Funds Rate (2) • PPP loans increased the third quarter margin an additional ~ 16bps from ~ 7bps in 2Q21 • Excess liquidity carried on the balance sheet compressed the third quarter margin ~ 16bps • Average loan yields increased in the third quarter by 13bps to 4.56% 16 (1) Footnote Index included in Appendix (see slides 41-52 for non-GAAP reconciliation) (2) Source: S&P Global Market Intelligence. Net Interest Margin

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® PPP loans: • Increased the third quarter 2021 loan yield an additional ~ 21bps • Increased the second quarter 2021 loan yield an additional ~ 7bps Commercial loans: • 63% fixed / 37% variable • 26% of variable rate commercial loans have floors, 79% of which are at their floor Retained mortgage loans: • 42% fixed / 58% variable • 93% of variable rate mortgage loans have floors, 11% of which are at their floor Consumer loans: • 66% fixed / 34% variable • 52% of variable rate consumer loans have floors, 51% of which are at their floor 17 Stable Loan Yields $3.7 $3.6 $3.7 $4.0 $4.0 $4.0 $3.8 $3.6 $3.5 5.41% 5.10% 5.03% 4.54% 4.39% 4.72% 4.39% 4.43% 4.56% 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Yield on Loans (%) / Total Average Loans ($B) Total Average Loans Yield on Loans (%)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Federal agency CMO, 6% State and municipal, 57% Federal agency MBS, 19% Private labeled MBS, 4% U.S. Treasury, 5% Corporate, 9% Total Investments at 9/30/21 $2.4B 18 • $2.4B investment portfolio consistently managed for liquidity rather than return • 87% growth in investment portfolio since December 31, 2020 • $630 million of the $1.1 billion in growth due to the liquidity from the branch acquisition Investment Portfolio Growth Federal agency CMO, 12% State and municipal, 76% Federal agency MBS, 10% Private labeled MBS, 0% U.S. Treasury, 1% Corporate, 1% Total Investments at 12/31/20 $1.3B

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Non-interest bearing 22% Interest bearing(1) 65% CDs 13% 19 • Average non-interest bearing balances increased 4% • In-market relationships, strategic pricing and runoff of higher-priced time deposits, contributed to continued reduction in total deposit cost to 0.14% • CDs maturing in 2021 total $164 million with a weighted average rate of 0.50% • Account and deposit retention data very strong to date Average Cost(1) Average Deposits ($000s) 3Q 2021 Average Balances 2Q 2021 Average Balances 3Q 2021 (QTD) 2Q 2021 (QTD) Non-interest bearing $1,180,890 $1,139,068 0.00% 0.00% Interest bearing (excluding CDs) $3,236,206 $3,081,343 0.09% 0.10% Time Deposits (CDs) $595,426 $599,453 0.72% 0.87% Total Deposits $5,012,522 $4,819,864 0.14% 0.17% (1) Footnote Index included in Appendix (see slides 41-52 for non-GAAP reconciliation) Strong Low Cost Core Deposits Total Deposits at 9/30/21 $6.0B

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Jumbo, 42.5% Rental, 1.1% Conforming, 52.6% Construction, 3.8% Total Outstanding at 9/30/21 $603M 20 $365,865 $408,972 $756,859 $570,712 $472,937 2018 2019 2020 3Q20 (YTD) 3Q21 (YTD) $ 0 0 0 s $2,120 $1,914 -$3,716 -$4,043 $2,052 $6,613 $9,208 $26,721 $18,906 $14,996 2018 2019 2020 3Q20 (YTD) 3Q21 (YTD) Servicing, net Gain on Sale $ 0 0 0 s Mortgage Contribution Continued Strength in Mortgage Purchases Represent 61% of Volume Mortgage Volume • Mortgage-related non-interest income remained strong in Q3, contributing nearly 27% of total non-interest income in the period • 72% of production sold YTD • Predominantly in-market lender • Portfolio mortgages o Underwriting to Fannie Mae guidelines o Full documentation of employment, income and asset verification o 91.5% prime with credit score ≥670

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 21 Efficiency Ratio(1) 3Q ’21 Highlights (1) Footnote Index included in Appendix (see slides 41-52 for non-GAAP reconciliation) Focus on Expense Control 55.6% 57.5% 57.0% 57.7% 54.9% 56.6% 56.5% 58.0% 57.5% 56.2% 3Q20 4Q20 1Q21 2Q21 3Q21 Efficiency Ratio Adj. Efficiency Ratio 2.08% 2.13% 2.18% 2.23% 2.28% 2.33% 2.38% 2.43% 2.48% 2.53% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 3Q20 4Q20 1Q21 2Q21 3Q21 Non-interest Expense Breakout ($M) Other Loan Expense Outside Services & Consultants Professional Fees Data Processing Net Occupancy Expenses Salaries & Employee Benefits Annualized Non-Interest Expense to Average Assets • Annualized non-interest expense improved to 2.09% of average assets for the three months ended September 30, 2021 • Closed 10 branches in August 2021 • Efficiency ratio decreased to 54.88%, or 56.16% adjusted(1) for 3Q21

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Loan Portfolio Review 22

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Commercial, $2,173M, 59% Residential Mortgage, $604M, 17% Consumer, $713M, 19% Mortgage Warehouse, $170M, 5% Held For Sale, $5M, 0% 23 Gross Loans at 9/30/21 $3.7B Diversified & Granular Loan Portfolio Commercial Loans by Industry ($M) 9/30/21 Balance % of Commercial Portfolio % of Total Loan Portfolio Lessors – Residential Multi Family $206 9.5% 5.6% Office (except medical) 162 7.4% 4.4% Health Care, Educational & Social 145 6.7% 4.0% Hotel 143 6.6% 3.9% Retail 140 6.4% 3.8% Individual and Other Services 132 6.1% 3.6% Real Estate Rental & Leasing 122 5.6% 3.3% Construction 110 5.1% 3.0% Manufacturing 104 4.8% 2.8% Lessors – Student Housing 103 4.7% 2.8% Warehouse/Industrial 91 4.2% 2.5% Restaurants 75 3.4% 2.0% Professional & Technical Services 75 3.4% 2.0% Medical Office 71 3.3% 1.9% Finance & Insurance 71 3.3% 1.9% Retail Trade 68 3.1% 1.9% Mini Storage 50 2.3% 1.4% Leisure and Hospitality 42 1.9% 1.1% Government 36 1.7% 1.0% Lessors – Residential 1–4 Family 35 1.6% 1.0% Farm Land 35 1.6% 1.0% Transportation & Warehousing 32 1.5% 0.9% Development Loans 26 1.2% 0.7% Wholesale Trade 24 1.1% 0.7% Other 79 3.5% 2.2% Total $2,177 100.0% 59.4%

Consumer Loan Portfolio Positioned for Growth

as of September 30, 2021

- 99.5% secured consumer loans
  - 95.6% prime, with credit scores ≥700 for 85.6% of portfolio and <640 for 4.4%
  - Rescored annually
  - HELOC combined LTV limited to 89.9%
  - Low delinquency at 0.38% and YTD net charge-offs at 4 basis points
- Positioned for Growth
  - Leverage 34 new Indirect Dealerships in the Northern Michigan market
  - Hired experienced Indirect Lending Representative for Northern Michigan market
  - Introduced Mortgage Broker program to all markets (HELOC offerings)
  - Increased marketing campaign for HELOC loans increase usage of line, balance transfers, etc.



Unsecured, 0.5%
Other, 0.5%
RV & Boat, 3.9%
HELOCs, 33.1%
Total Outstanding at 9/30/21 $713M
Indirect Auto, 51.2%
Home Equity Term, 5.9%
Direct Auto, 4.9%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Northern Indiana, 21% Central Indiana, 29% Other, 3% Michigan, 47% Geography at 9/30/21 Non-Owner Occupied Real Estate, 47.0% C&I, 26.3% Owner Occ. Real Estate, 22.1% Agriculture, 2.7% Develop./Land, 1.5% Res. Spec. Homes, 0.5% Category at 9/30/21 $2.2 billion in Total Commercial Loans Accelerating Commercial Loan Growth 25 • Commercial loan portfolio, excluding PPP and acquired loans, increased approximately $45 million, or 9% annualized. • Net funded new commercial loans increased 25% from the 2nd quarter. • Net increase in revolving LOC’s for the first time since Q1 2020, pre-COVID, up $4.6 million. Net revolving LOC balances approximately $70 million less than Q1 2020. • Addition of 8 commercial lenders in the last 12 months in growth markets in Southwest and Southeast Michigan and Northwest Indiana. • Commercial pipeline of approximately $133 million, highest level entering a quarter in 2021.

Hotels Return To Normal Occupancy Rates

Predominately Highway Locations & Limited Service Properties



WISCONSIN
MICHIGAN
LAKE MICHIGAN
Milwaukee
Madison
Grand Rapids
Lansing
Ann Arbor
Detroit
Chicago
Michigan City
South Bend
SOUTH SHORE LINE
Fort Wayne
OHIO
Lafayette
ILLINOIS
INDIANA
Indianapolis
Louisville
KENTUCKY
Cities with hotels financed by Horizon

ALL HOTELS OPEN

All hotel loans in Horizon's portfolio are open for business

Improving trends with the majority of Horizon's hotel portfolio reporting average occupancy for August '21 at 70%(1) compared to 55% for August '20

Strong brands including Marriott, Hilton, IHG, Wyndham, Choice Hotels and independent brands

Borrowers are long-time operators that have managed through multiple economic cycles and most have liquid resources available to them

18 Relationships	$143M Outstanding
35 Loans	3.9% of Total Loans

(1) August '21 average occupancy rate covers 96% of Horizon's hotel portfolio.

FAVORABLE LOCATIONS

Majority are located near major interstate highways or resort communities, which have rebounded faster than hotels located in metropolitan areas

100% of modified hotel loans making interest payments monthly

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Key Franchise Highlights

Positioned well for growth in 2022 and 2023, expansion of consumer dealer network, 20% increase in CLOs, 14 offices acquired, and closing 10 offices

Geographic diversification & exposure – strong market share in core footprint

Stable Midwest markets with balanced industrial bases and growth opportunities

High quality balance sheet with strong liquidity – approximately $3.4 billion of cash and securities as of 9/30/21

Robust capital position 14.3% Tier 1 and 15.3% Total RBC as of 9/30/21

Building for loan growth, with complementary counter-cyclical revenue streams

Historical run rate demonstrates strong core operating earnings

30-year unbroken quarterly cash dividend record, with strong cash position at the holding company that represents approximately 15 quarters of the current dividend plus fixed costs

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 28 Appendix

HORIZON BANK

COVID-19 Response

Supporting Employees, Customers & Communities

EMPLOYEES	CONSUMERS	BUSINESSES	COMMUNITIES
Safety and well being of employees & families is our first priority Installed sneeze guards, customer directional signage, implemented mask requirements, and continuing with sanitizing and social distancing protocols. Substantial reduction in percentage of employees working remotely	100% of our branch locations are open to lobby traffic Payment Relief: • Approximately $900,000 in consumer & mortgage loans with payment extensions, down from $8 million at September 30, 2020 • Continue to provide new loans to qualified applicants • Providing mortgage loan education programs • Providing additional financial assistance in the form of fee waivers, freeze on all debt collection activities	Preferred SBA Lender: • Active Participant in all SBA loan programs (PPP, 7a, Express & 504) Payment Relief Programs: • Approximately $28 million in commercial loans with payment extensions, down from $152 million at September 30, 2020 • Processed and received approval for 4,003 PPP loans (Rounds One and Two), funding approximately $450.1 million • As of September 30, 2021, $357.8 million forgiven	Increased volunteerism in support of local not-for-profit entities Contributed over $300,000 to COVID-19 related not-for-profit efforts (local food banks, United Way, housing) Participated in community conference calls related to COVID-19 Partnered with local neighborhood housing partnerships to provide funding for low to moderate income families Partnered with local Certified Development Corporations to provide capital to small businesses

Note: Modification and PPP data as of September 30, 2021

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HORIZON BANK

Low Deferral Rates

Payment Extensions / Modifications By Loan Type

($ in millions)	June 30, 2021				September 30, 2021				Net Balance
Type of Loan	#	Net Balance	% of Total	% of Portfolio	#	Net Balance	% of Total	% of Portfolio	% Decrease
Commercial	20	$50.8	96.8%	4.2%	7	$28.3	96.9%	1.3%	-44.3%
Mortgage (Retained Only)	10	1.1	2.1%	0.3%	4	0.8	2.8%	0.1%	-27.3%
Indirect Auto	4	0.0	0.0%	0.0%	2	0.0	0.0%	0.0%	0.0%
Direct	4	0.5	1.0%	1.2%	2	0.1	0.3%	0.1%	-80.0%
Consumer Revolving	2	0.1	0.2%	0.0%	0	0.0	0.0%	0.0%	-100.0%
Total	40	$52.5	100.0%	1.5%	15	$29.2	100.0%	0.8%	-44.4%
Mortgage (Serviced Only)	27				14				

Payment Extensions / Modifications By Type

($ in millions)	June 30, 2021 Type				September 30, 2021 Type			
	Principal & Interest		Interest Only		Principal & Interest		Interest Only	
Type of Loan	#	Net Balance	#	Net Balance	#	Net Balance	#	Net Balance
Commercial	0	$0.0	20	$50.8	0	$0.0	7	$28.3
Mortgage (Retained Only)	10	1.1	0	0.0	4	0.8	0	0.0
Indirect Auto	4	0.0	0	0.0	2	0.0	0	0.0
Direct	4	0.5	0	0.0	2	0.1	0	0.0
Consumer Revolving	1	0.1	1	0.0	0	0.0	0	0.0
Total	19	$1.7	21	$50.8	8	$0.9	7	$28.3

Payment Extensions / Modifications By Term

($ in millions)	June 30, 2021 Type				September 30, 2021 Type			
	90 Days or Less		Over 90 Days		90 Days or Less		Over 90 Days	
Type of Loan	#	Net Balance	#	Net Balance	#	Net Balance	#	Net Balance
Commercial	15	$31.5	5	$19.3	3	$18.1	4	$10.2
Mortgage (Retained Only)	10	1.1	0	0.0	4	0.8	0	0.0
Indirect Auto	4	0.0	0	0.0	2	0.0	0	0.0
Direct	4	0.5	0	0.0	2	0.1	0	0.0
Consumer Revolving	1	0.1	1	0.0	0	0.0	0	0.0
Total	34	$33.2	6	$19.3	11	$19.0	4	$10.2

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 31 ($000s, unaudited) 12/31/20 Net Reserve(1) 1Q21 Net Reserve(1) 2Q21 Net Reserve(1) 3Q21 9/30/21 Commercial $ 42,210 $ 770 $ (1,214) $ 1,355 $ 43,121 Retail Mortgage 4,620 (391) (121) (371) 3,737 Warehousing 1,267 (104) (8) (101) 1,054 Consumer 8,930 (116) (194) 247 8,867 Allowance for Credit Losses $ 57,027 $ 159 $ (1,537) $ 1,130 $ 56,779 ACL/Total Loans 1.47% 1.55% Acquired Loan Discount $ 11,494 $ (221) $ (815) $ (27) $ 10,431 (1) Net Reserve Build is equal to the provision for credit losses net of net charge-offs/recoveries. Stable Credit Loss Reserves

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® $823 $229 $208 $39 0.02% 0.01% 0.01% 3Q20 4Q20 1Q21 2Q21 3Q21 Net Charge Offs NCOs NCOs/Average Loans $ 0 0 0 s $29,314 $26,807 $25,066 $22,322 $29,374 0.72% 0.69% 0.68% 0.63% 0.80% 3Q20 4Q20 1Q21 2Q21 3Q21 Non-Performing Loans NPLs (period end) NPLs/Loans (period end) $ 0 0 0 s $2,052 $3,042 $367 -$1,492 $1,112 3Q20 4Q20 1Q21 2Q21 3Q21 $ 0 0 0 s 32 CECL $56,319 $57,027 $57,186 $55,649 $56,779 1.39% 1.47% 1.56% 1.58% 1.55% 3Q20 4Q20 1Q21 2Q21 3Q21 ACL ACL/Loans Strong Asset Quality Metrics Allowance for Credit Losses (“ACL”) (CECL Implementation 1Q20) $ 0 0 0 s Credit Loss Expense (CECL Implementation 1Q20) 3Q21 ACL/Loans excluding PPP Loans = 1.59% 3Q21 ACL/Loans excluding PPP & Warehouse Loans = 1.67%

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 33 Leveraging the CARES Act to provide additional support to small businesses and their employees • PPP loans totaled ~ $92.3 million through September 30, 2021 • Average loan size less than $121,000 • Continue to process PPP forgiveness applications • Outstanding deferred fees ~ $2.5 million as of September 30, 2021 > $1M, 19% > $350K - $1M, 29%> $50K - $150K, 14% > $150K - $350K, 29% $50K and under, 9% 760 PPP Loans Outstanding Payroll Protection Program Through September 30, 2021

HORIZON BANK

Sectors with Escalated Monitoring

In-Footprint Focus with Many Longstanding Relationships

Hotels

- 18 relationships with $142.8M outstanding across 35 loans
- Average LTV of 58% and average loan size of ~ $4.2M
- Approximately 77% select service / 12% full service / 6% independent / 5% economy properties
- Modifications of $27.3M; (19%)
  - 100% of modifications paying interest monthly
  - All modifications resume P&I payments by January '22
- Concentrated in Marriott, Hilton, IHG brands; (89%)
- 72% of portfolio with sponsors exhibiting verified liquidity >$10M



$3.7B in Total Loans Outstanding at 9/30/21
Hotel, 3.9%
NOO - Retail, 3.8%
Restaurant, 1.6%
Leisure & Hospitality, 1.0%

Non-Owner Occupied Retail

- 201 loans with $139.9M outstanding (excluding PPP)
- Average LTV 60% and average loan size of ~ $696,000
- No modified loans

Restaurants

- Over 160 loans with $59.2M outstanding (excluding PPP loans)
- 45% full-service / 55% limited-service
- Franchise restaurants $32.4M outstanding; (55%)
- All loans making payments, no delinquency
- No modified loans

Leisure & Hospitality

- 76 loans with $36.6M outstanding (excluding PPP loans)
- Diverse borrowers, i.e. golf courses, entertainment facilities, fitness establishments, zoo
- No modified loans

Note: Modifications and outstandings as of 9/30/21

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 2% 2% 2% 3% 3% 4% 5% 6% 7% 7% 9% Farm Land Lessors - Residential 1-4 Mini Storage All Others Medical Office Warehouse/ Industrial Lessors Student Housing Retail Motel Office (except medical) Lessors - Residential Multi Note: Data as of 9/30/21 1% 1% 1% 1% 1% 2% 2% 2% 3% 3% 4% Wholesale Trade Professional & Technical Services All Others Leisure and Hospitality Construction Manufacturing Restaurants Retail Trade Individuals and Other Services Health Care, Edu. Social Assist. Real Estate Rental & Leasing 1% 1% 1% 1% 2% 2% 2% 2% 3% 3% 3% 3% 4% Retail Trade Agriculture Transportation & Warehousing Real Estate Rental & Leasing Restaurants Government All Others Professional & Technical Services Finance & Insurance Manufacturing Individuals and Other Services Health Care, Educational Social Assist. Construction 35 Non-Owner Occupied CRE – % of Total Commercial Loans Owner Occupied CRE – % of Total Commercial Loans 51% of Total Commercial Loans $1.1 billion 22% of Total Commercial Loans $0.5 billion C&I Loans – % of Total Commercial Loans 27% of Total Commercial Loans $0.6 billion Low Levels of Concentrated Exposure Commercial Portfolio By Industry Type

Prime Mortgage Loan Portfolio

as of September 30, 2021

- 73% of production sold YTD
- Predominantly in-market lender
- Portfolio mortgages
  - Underwriting to Fannie Mae guidelines
  - Full documentation of employment, income and asset verification
  - 92.4% prime with credit score ≥670
- Positioned for Growth
  - Expanded geographic footprint to over 20 states for saleable product
  - Hired two experienced originators to cover new Northern Michigan markets
  - Strong construction loan program to take advantage of fast growing new construction segment of market
  - Recently installed state of the art end-to-end loan origination system, creating internal efficiencies and providing user friendly mobile and on-line capabilities
  - Federal Housing Agency is expected to increase conforming loan limit to $625k as of 1/1/2022, providing target market opportunities to refinance Jumbo ARM's


Construction, 3.8%
Total Outstanding at 9/30/21 $603M
Jumbo, 42.5%
Rental, 1.1%
Conforming, 52.6%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 11.5% 11.1% 11.6% 12.0% 11.3% 11.7% 11.5% 11.5% 11.9% 11.7% 11.5% 12.0% 2016 2017 2018 2019 2020 3Q21 10.4% 9.9% 10.1% 10.5% 10.7% 10.0% 9.3% 9.7% 9.9% 9.7% 9.0% 9.0% 2016 2017 2018 2019 2020 3Q21 13.9% 12.9% 13.4% 14.0% 14.9% 15.3% 13.2% 13.5% 13.7% 13.4% 13.8% 14.5% 2016 2017 2018 2019 2020 3Q21 Source: S&P Global Market Intelligence. Note: Company closed the acquisition of Salin Bancshares, Inc. in March 2019. 37 TCE / TA (%) Leverage Ratio (%) Total RBC Ratio (%) 4.0% Adequate + Buffer 7.0% KBW Regional Bank Index Median - MRQ Robust Capital Foundation 10.5% HBNC Ratio 8.3% 8.5% 8.8% 9.3% 9.1% 7.1% 8.7% 9.1% 9.2% 9.3% 8.5% 8.3% 2016 2017 2018 2019 2020 3Q21 CET1 Ratio (%)

HORIZON BANK

Historical Financials

($M except per share data)	Year Ended December 31, 2015	2016	2017	2018	2019	2020	Quarter Ended, 9/30/20	12/31/20	3/31/21	6/30/21	9/30/21
Balance Sheet:											
Total Assets	$2,652	$3,141	$3,964	$4,247	$5,247	$5,887	$5,790	$5,887	$6,056	$6,109	$7,534
Gross Loans	$1,757	$2,144	$2,838	$3,014	$3,641	$3,881	$4,043	$3,881	$3,672	$3,527	$3,665
Deposits	$1,880	$2,471	$2,881	$3,139	$3,931	$4,531	$4,336	$4,531	$4,722	$4,782	$5,980
Tangible Common Equity	$197	$255	$325	$362	$478	$517	$495	$518	$516	$538	$525
Profitability:											
Net Income	$20.5	$23.9	$33.1	$53.1	$66.5	$68.5	$20.3	$21.9	$20.4	$22.2	$23.1
Return on Average Assets	0.87%	0.81%	0.97%	1.31%	1.35%	1.22%	1.40%	1.49%	1.40%	1.45%	1.41%
Return on Average Equity	9.9%	7.9%	8.7%	11.2%	11.0%	10.3%	12.1%	12.8%	11.9%	12.6%	12.6%
Net Interest Margin	3.56%	3.29%	3.75%	3.71%	3.69%	3.44%	3.29%	3.34%	3.29%	3.14%	3.17%
Efficiency Ratio(1)	70.0%	71.5%	65.3%	60.7%	59.9%	57.0%	55.6%	57.5%	57.0%	57.7%	54.9%
Asset Quality(2):											
NPAs & 90+ PD / Assets	0.75%	0.44%	0.44%	0.41%	0.47%	0.49%	0.55%	0.49%	0.44%	0.39%	0.43%
NPAs & 90+ PD / Loans + OREO	1.13%	0.65%	0.61%	0.57%	0.68%	0.74%	0.78%	0.74%	0.47%	0.67%	0.88%
Reserves / Total Loans	0.83%	0.69%	0.58%	0.59%	0.49%	1.47%	1.39%	1.47%	1.56%	1.58%	1.55%
NCOs / Avg. Loans	0.32%	0.08%	0.04%	0.05%	0.06%	0.05%	0.08%	0.02%	0.02%	0.00%	0.00%
Bancorp Capital Ratios:											
TCE Ratio	7.6%	8.3%	8.5%	8.8%	9.4%	9.1%	8.8%	9.1%	8.8%	9.1%	7.1%
Leverage Ratio	9.8%	10.4%	9.9%	10.1%	10.5%	10.7%	10.6%	10.7%	10.8%	10.8%	10.0%
Tier 1 Capital Ratio	13.2%	13.2%	12.4%	12.8%	13.5%	14.0%	13.2%	14.0%	15.6%	15.4%	14.3%
Total Capital Ratio	14.0%	13.9%	12.9%	13.4%	14.0%	14.9%	14.2%	14.9%	16.9%	16.7%	15.3%

(1) Footnote Index included in Appendix (see slide 52 for non-GAAP reconciliation)
(2) As calculated by S&P Global Market Intelligence.

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 39 Leader In Our Core Markets Source: S&P Global Market Intelligence. Deposit data as of 6/30/21, estimated pro forma for recent or pending transactions per S&P Global Market Intelligence MSA HBNC Rank HBNC Branches HBNC Market Share Deposits in Market ($M) Michigan City-La Porte, IN 1 9 60.0% $1,341 Indianapolis-Carmel-Anderson, IN 17 8 0.9% 687 Chicago-Naperville-Elgin, IL-IN-WI 52 10 0.1% 609 Lafayette-West Lafayette, IN 4 6 7.4% 330 Lansing-East Lansing, MI 12 4 2.9% 288 Niles, MI 4 5 13.1% 272 Midland, MI 2 2 19.1% 246 Cadillac, MI 2 3 31.3% 225 Detroit-Warren-Dearborn, MI 28 1 0.1% 177 Logansport, IN 3 1 18.2% 161 Grand Rapids-Kentwood, MI 20 2 0.5% 135 Auburn, IN 3 2 15.1% 129 Columbus, IN 5 2 6.1% 110 Warsaw, IN 5 3 5.3% 100 Big Rapids, MI 4 1 15.0% 96 Kalamazoo-Portage, MI 9 1 2.1% 93 Fort Wayne, IN 15 3 1.0% 91 Marion, IN 6 1 6.8% 64 Sturgis, MI 5 1 6.4% 63 Kokomo, IN 7 1 3.2% 50 Kendallville, IN 5 1 5.7% 44 South Bend-Mishawaka, IN-MI 13 1 0.7% 38 Saginaw, MI 12 1 0.8% 21 Elkhart-Goshen, IN 14 1 0.3% 15 Total Franchise 80 $5,838

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 40 Slide 15 • Adjusted net income and adjusted diluted EPS excludes one-time merger expenses, credit loss expense on acquired loans, gain on sale of ESOP trustee accounts, (gain)/loss on sale of securities, prepayment penalties on borrowings, net of tax and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Pre-tax, pre-provision income excludes income tax expense and credit loss expense. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted net interest income and adjusted net margin exclude acquisition-related purchase accounting adjustments and prepayment penalties on borrowings. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted ROAA and Adjusted pre-tax, pre-provision ROAA excludes one-time merger expenses, credit loss expense on acquired loans, gain on sale of ESOP trustee accounts, (gain)/loss on sale of securities prepayment penalties on borrowings, net of tax and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 16 • Adjusted net interest income and adjusted net interest margin excludes prepayment penalties on borrowings and acquisition-related purchase accounting adjustments. Adjusted cost of core funds includes average balances of non-interest bearing deposits and excludes prepayment penalties on borrowings. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 19 • Average cost of average total deposits includes average balances of non-interest bearing deposits. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 21 • Adjusted efficiency ratio excludes one-time merger expenses, gain on sale of ESOP trustee accounts, (gain)/loss on sale of securities and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slides 41-52 Use of Non-GAAP Financial Measures • Certain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts, one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. Footnote Index

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 41 Footnote Index September 30, June 30, March 31, December 31, September 30, 2021 2021 2021 2020 2020 Pre-tax income 27,127$ 25,943$ 23,872$ 23,860$ 24,638$ Provision for credit losses 1,112 (1,492) 367 3,042 2,052 Pre-tax, pre-provision net income 28,239$ 24,451$ 24,239$ 26,902$ 26,690$ Pre-tax, pre-provision net income 28,239$ 24,451$ 24,239$ 26,902$ 26,690$ Acquisition expenses 799 242 - - - Gain on sale of ESOP trustee accounts (2,329) - - - - (Gain)/loss on sale of investment securities - - (914) (2,622) (1,088) Death benefit on bank owned life insurance (517) (266) - - (31) Prepayment penalties on borrowings - 125 - 3,804 - Adjusted pre-tax, pre-provision net income 26,192$ 24,552$ 23,325$ 28,084$ 25,571$ Average Assets 6,507,673$ 6,142,507$ 5,936,149$ 5,864,086$ 5,768,691$ Unadjusted pre-tax, pre-provision ROAA 1.72% 1.60% 1.66% 1.83% 1.84% Adjusted pre-tax, pre-provision ROAA 1.60% 1.60% 1.59% 1.91% 1.76% Three Months Ended Non-GAAP Reconciliation of Pre-Tax, Pre-Provision Net Income (Dollars in Thousands, Unaudited)

HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Net Income
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Net income as reported	$ 23,071	$ 22,173	$ 20,422	$ 21,893	$ 20,312
Acquisition expenses	799	242	-	-	-
Tax effect	(166)	(51)	-	-	-
Net income excluding acquisition expenses	23,704	22,364	20,422	21,893	20,312
Credit loss expense acquired loans	2,034	-	-	-	-
Tax effect	(427)	-	-	-	-
Net income excluding credit loss expense acquired loans	25,311	22,364	20,422	21,893	20,312
Gain on sale of ESOP trustee accounts	(2,329)	-	-	-	-
Tax effect	489	-	-	-	-
Net income excluding gain on sale of ESOP business line	23,471	22,364	20,422	21,893	20,312
(Gain)/loss on sale of investment securities	-	-	(914)	(2,622)	(1,088)
Tax effect	-	-	192	551	228
Net income excluding (gain)/loss on sale of investment securities	23,471	22,364	19,700	19,822	19,452
Death benefit on bank owned life insurance ("BOLI")	(517)	(266)	-	-	(31)
Net income excluding death benefit on BOLI	22,954	22,098	19,700	19,822	19,421
Prepayment penalties on borrowings	-	125	-	3,804	-
Tax effect	-	(26)	-	(799)	-
Net income excluding prepayment penalties on borrowings	22,954	22,197	19,700	22,827	19,421
Adjusted net income	$ 22,954	$ 22,197	$ 19,700	$ 22,827	$ 19,421

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HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Diluted Earnings per Share
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Diluted EPS as reported	$ 0.52	$ 0.50	$ 0.46	$ 0.50	$ 0.46
Acquisition expenses	0.02	0.01	-	-	-
Tax effect	-	-	-	-	-
Diluted EPS excluding acquisition expenses	0.54	0.51	0.46	0.50	0.46
Credit loss expense acquired loans	0.05	-	-	-	-
Tax effect	(0.01)	-	-	-	-
Diluted EPS excluding credit loss expense acquired loans	0.58	0.51	0.46	0.50	0.46
Gain on sale of ESOP trustee accounts	(0.05)	-	-	-	-
Tax effect	0.01	-	-	-	-
Diluted EPS excluding gain on sale of ESOP business line	0.54	0.51	0.46	0.50	0.46
(Gain)/loss on sale of investment securities	-	-	(0.02)	(0.06)	(0.02)
Tax effect	-	-	-	0.01	0.01
Diluted EPS excluding (gain)/loss on sale of investment securities	0.54	0.51	0.44	0.45	0.45
Death benefit on bank owned life insurance ("BOLI")	(0.02)	(0.01)	-	-	-
Diluted EPS excluding death benefit on BOLI	0.52	0.50	0.44	0.45	0.45
Prepayment penalties on borrowings	-	-	-	0.09	-
Tax effect	-	-	-	(0.02)	-
Diluted EPS excluding prepayment penalties on borrowings	0.52	0.50	0.44	0.52	0.45
Adjusted diluted EPS	$ 0.52	$ 0.50	$ 0.44	$ 0.52	$ 0.45

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HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Return on Average Assets
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Average assets	$ 6,507,673	$ 6,142,507	$ 5,936,149	$ 5,864,086	$ 5,768,691
Return on average assets ("ROAA") as reported	1.41%	1.45%	1.40%	1.49%	1.40%
Acquisition expenses	0.05	0.02	-	-	-
Tax effect	(0.01)	-	-	-	-
ROAA excluding acquisition expenses	1.45	1.47	1.40	1.49	1.40
Credit loss expense acquired loans	0.12	-	-	-	-
Tax effect	(0.03)	-	-	-	-
ROAA excluding credit loss expense acquired loans	1.54	1.47	1.40	1.49	1.40
Gain on sale of ESOP trustee accounts	(0.14)	-	-	-	-
Tax effect	0.03	-	-	-	-
ROAA excluding gain on sale of ESOP business line	1.43	1.47	1.40	1.49	1.40
(Gain)/loss on sale of investment securities	-	-	(0.06)	(0.18)	(0.08)
Tax effect	-	-	0.01	0.04	0.02
ROAA excluding (gain)/loss on sale of investment securities	1.43	1.47	1.35	1.35	1.34
Death benefit on bank owned life insurance ("BOLI")	(0.03)	(0.02)	-	-	-
ROAA excluding death benefit on BOLI	1.40	1.45	1.35	1.35	1.34
Prepayment penalty on borrowings	-	0.01	-	0.26	-
Tax effect	-	-	-	(0.05)	-
ROAA excluding prepayment penalties on borrowings	1.40	1.46	1.35	1.56	1.34
Adjusted ROAA	1.40%	1.46%	1.35%	1.56%	1.34%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 45 Footnote Index September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2021 2021 2021 2020 2020 2020 2020 Net interest income as reported 46,544$ 42,632$ 42,538$ 43,622$ 43,397$ 42,996$ 40,925$ Average interest earning assets 6,033,088 5,659,384 5,439,634 5,365,888 5,251,611 5,112,636 4,746,202 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 3.17% 3.14% 3.29% 3.34% 3.39% 3.47% 3.56% Net interest income as reported 46,544$ 42,632$ 42,538$ 43,622$ 43,397$ 42,996$ 40,925$ Prepayment penalties on borrowings - 125 - 3,804 - - - Acquisition-related purchase accounting adjustments ("PAU") (875) (230) (1,579) (2,461) (1,488) (1,553) (1,434) Adjusted net interest income 45,669$ 42,527$ 40,959$ 44,965$ 41,909$ 41,443$ 39,491$ Adjusted net interest margin 3.12% 3.13% 3.17% 3.44% 3.27% 3.35% 3.44% Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 46 Footnote Index December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2019 2019 2019 2019 2018 2018 2018 2018 Net interest income as reported 41,519$ 43,463$ 41,529$ 34,280$ 33,836$ 33,772$ 33,550$ 33,411$ Average interest earning assets 4,748,217 4,623,985 4,566,674 3,929,296 3,808,822 3,717,139 3,638,801 3,580,143 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 3.58% 3.82% 3.73% 3.62% 3.60% 3.67% 3.78% 3.81% Net interest income as reported 41,519$ 43,463$ 41,529$ 34,280$ 33,836$ 33,772$ 33,550$ 33,411$ Prepayment penalties on borrowings - - - - - - - - Acquisition-related purchase accounting adjustments ("PAU") (1,042) (1,739) (1,299) (1,510) (1,629) (789) (1,634) (2,037) Adjusted net interest income 40,477$ 41,724$ 40,230$ 32,770$ 32,207$ 32,983$ 31,916$ 31,374$ Adjusted net interest margin 3.49% 3.67% 3.61% 3.46% 3.43% 3.59% 3.60% 3.58% Three Months EndedThree Months Ended Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 47 Footnote Index December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2017 2017 2017 2017 2016 2016 2016 2016 Net interest income as reported 31,455$ 27,879$ 27,198$ 25,568$ 20,939$ 24,410$ 20,869$ 19,774$ Average interest earning assets 3,471,169 3,078,611 2,943,627 2,797,429 2,932,145 2,957,944 2,471,354 2,367,250 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 3.71% 3.71% 3.84% 3.80% 2.92% 3.37% 3.48% 3.45% Net interest income as reported 31,455$ 27,879$ 27,198$ 25,568$ 20,939$ 24,410$ 20,869$ 19,774$ Prepayment penalties on borrowings - - - - 4,839 - - - Acquisition-related purchase accounting adjustments ("PAU") (868) (661) (939) (1,016) (900) (459) (397) (547) Adjusted net interest income 30,587$ 27,218$ 26,259$ 24,552$ 24,878$ 23,951$ 20,472$ 19,227$ Adjusted net interest margin 3.61% 3.63% 3.71% 3.66% 3.45% 3.31% 3.42% 3.36% Three Months Ended Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 48 Footnote Index September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2021 2021 2021 2020 2020 2020 2020 Total interest expense as reported 4,324$ 4,788$ 5,051$ 9,612$ 6,749$ 7,348$ 10,729$ Average interest bearing liabilities 4,545,332 4,249,932 4,116,568 4,077,223 4,027,057 3,975,297 3,814,785 Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities") 0.38% 0.45% 0.50% 0.94% 0.67% 0.74% 1.13% Total interest expense as reported 4,324$ 4,788$ 5,051$ 9,612$ 6,749$ 7,348$ 10,729$ Prepayment penalties on borrowings - (125) - (3,804) - - - Adjusted interest expense 4,324$ 4,663$ 5,051$ 5,808$ 6,749$ 7,348$ 10,729$ Average interest bearing liablities 4,545,332 4,249,932 4,116,568 4,077,223 4,027,057 3,975,297 3,814,785 Average non-interest bearing deposits 1,180,890 1,139,068 1,063,268 1,037,232 996,427 924,890 717,257 Average core funding 5,726,222$ 5,389,000$ 5,179,836$ 5,114,455$ 5,023,484$ 4,900,187$ 4,532,042$ Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds") 0.30% 0.35% 0.40% 0.45% 0.53% 0.60% 0.95% Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities (Dollars in Thousands, Unaudited) Three Months Ended

Footnote Index

Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities
(Dollars in Thousands, Unaudited)

	Three Months Ended				Three Months Ended			
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Total interest expense as reported	$ 11,879	$ 12,248	$ 12,321	$ 11,093	$ 9,894	$ 8,499	$ 7,191	$ 6,015
Average interest bearing liabilities	3,794,943	3,601,144	3,570,713	3,131,276	3,021,310	2,971,074	2,929,913	2,869,372
Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities")	1.24%	1.35%	1.38%	1.44%	1.30%	1.13%	0.98%	0.85%
Total interest expense as reported	$ 11,879	$ 12,248	$ 12,321	$ 11,093	$ 9,894	$ 8,499	$ 7,191	$ 6,015
Prepayment penalties on borrowings	-	-	-	-	-	-	-	-
Adjusted interest expense	$ 11,879	$ 12,248	$ 12,321	$ 11,093	$ 9,894	$ 8,499	$ 7,191	$ 6,015
Average interest bearing liablities	3,794,943	3,601,144	3,570,713	3,131,276	3,021,310	2,971,074	2,929,913	2,869,372
Average non-interest bearing deposits	747,513	818,164	818,872	643,601	656,114	640,983	605,188	595,644
Average core funding	$ 4,542,456	$ 4,419,308	$ 4,389,585	$ 3,774,877	$ 3,677,424	$ 3,612,057	$ 3,535,101	$ 3,465,016
Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds")	1.04%	1.10%	1.13%	1.19%	1.07%	0.93%	0.82%	0.70%

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HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities
(Dollars in Thousands, Unaudited)

	Three Months Ended				Three Months Ended			
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total interest expense as reported	$ 5,319	$ 4,191	$ 3,607	$ 3,266	$ 8,450	$ 4,552	$ 3,781	$ 3,754
Average interest bearing liabilities	2,766,948	2,459,262	2,375,827	2,246,550	2,369,810	2,443,986	2,058,463	1,974,325
Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities")	0.76%	0.68%	0.61%	0.59%	1.42%	0.74%	0.74%	0.76%
Total interest expense as reported	$ 5,319	$ 4,191	$ 3,607	$ 3,266	$ 8,450	$ 4,552	$ 3,781	$ 3,754
Prepayment penalties on borrowings	-	-	-	-	(4,839)	-	-	-
Adjusted interest expense	$ 5,319	$ 4,191	$ 3,607	$ 3,266	$ 3,611	$ 4,552	$ 3,781	$ 3,754
Average interest bearing liablities	2,766,948	2,459,262	2,375,827	2,246,550	2,369,810	2,443,986	2,058,463	1,974,325
Average non-interest bearing deposits	603,733	540,109	499,446	491,154	504,274	462,253	364,822	339,141
Average core funding	$ 3,370,681	$ 2,999,371	$ 2,875,273	$ 2,737,704	$ 2,874,084	$ 2,906,239	$ 2,423,285	$ 2,313,466
Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds")	0.63%	0.55%	0.50%	0.48%	0.50%	0.62%	0.63%	0.66%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 51 Footnote Index September 30, June 30, 2021 2021 Total deposit interest expense as reported 1,808$ 2,053$ Average interest bearing deposits 3,831,632 3,680,796 Annualized total deposit interest expense as a percentage of average interest bearing deposits ("Cost of Interest Bearing Deposits") 0.19% 0.22% Average interest bearing deposits 3,831,632 3,680,796 Average non-interest bearing deposits 1,180,890 1,139,068 Average total deposits 5,012,522$ 4,819,864$ Annualzied deposit interest expense as a percentage of average total deposits ("Cost of Total Deposits") 0.14% 0.17% Non-GAAP Reconciliation of Cost of Deposits (Dollars in Thousands, Unaudited) Three Months Ended

HORIZON BANK

Footnote Index

Non-GAAP Calculation and Reconciliation of Efficiency Ratio and Adjusted Efficiency Ratio
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Non-GAAP Calculation of Efficiency Ratio					
Non-interest expense as reported	$ 34,349	$ 33,388	$ 32,172	$ 36,453	$ 33,407
Net interest income as reported	46,544	42,632	42,538	43,622	43,397
Non-interest income as reported	16,044	15,207	13,873	19,733	16,700
Non-interest expense/ (Net interest income + Non-interest income) ("Efficiency Ratio")	54.88%	57.73%	57.03%	57.54%	55.59%
Non-GAAP Reconciliation of Adjusted Efficiency Ratio					
Non-interest expense as reported	$ 34,349	$ 33,388	$ 32,172	$ 36,453	$ 33,407
Acquisition expenses	(799)	(242)	-	-	-
Non-interest expense excluding merger expenses	33,550	33,146	32,172	36,453	33,407
Net interest income as reported	46,544	42,632	42,538	43,622	43,397
Prepayment penalties on borrowings	-	125	-	3,804	-
Net interest income excluding prepayment penalties on borrowings	46,544	42,757	42,538	47,426	43,397
Non-interest income as reported	16,044	15,207	13,873	19,733	16,700
Gain on sale of ESOP trustee accounts	(2,329)	-	-	-	-
(Gain)/loss on sale of investment securities	-	-	(914)	(2,622)	(1,088)
Death benefit on bank owned life insurance ("BOLI")	(517)	(266)	-	-	(31)
Non-interest income excluding (gain)/loss on sale of investment securities and death benefit on BOLI	$ 13,198	$ 14,941	$ 12,959	$ 17,111	$ 15,581
Adjusted efficiency ratio	56.16%	57.45%	57.97%	56.48%	56.64%

EXCEPTIONAL SERVICE • SENSIBLE ADVICE ® 52